EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statement No. 333-111029 on Form S-8 of Kaiser Federal Bank, of our report dated April 11, 2008, appearing in this Annual Report on Form 11-K of the Kaiser Federal Bank Employees' Savings and Profit Sharing Plan for the year ended June 30, 2007.



                                       /s/ Crowe Chizek and Company LLP
                                       --------------------------------
                                       Crowe Chizek and Company LLP

Oak Brook, Illinois
April 11, 2008